GOODWILL	12 Months Ended
Dec. 31, 2022
Disclosure of reconciliation of changes in goodwill [abstract]
GOODWILL	GOODWILL
Goodwill is the excess of cost over the estimated fair value of net assets acquired. As at December 31, 2022, the company had $102 million in goodwill which was related to the Direct Insurance segment. There is no accumulated impairment balance associated with goodwill. The company performs a goodwill impairment analysis annually as of December 31, and more frequently if facts and circumstances indicate that goodwill may be impaired.
The reconciliation of the carrying value of goodwill is in the following table:

AS AT AND FOR THE YEARS ENDED DEC. 31 US$ MILLIONS	2022	2021
Balance, beginning of year	$—	$—
Acquisition from business combination	102	—
Impairment	—	—
Balance, end of year	$102	$—